UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X|      Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|      Definitive Information Statement

                            BRONCO ENERGY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Common Stock, $0.001 par value.

         2)       Aggregate number of securities to which  transaction  applies:
                  6,504,0020

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         4)       Proposed maximum aggregate value of transaction: N/A

         5)       Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

        2)    Form, Schedule or Registration Statement No.:

        3)    Filing Party:

        4)    Date Filed:
          -------------------------------------------------------------
                                    COPY TO:
                               Donald Davis, Esq.
                               Davis & Associates
                                 P.O. Box 12009
                            Marina Del Rey, CA 90295

                            BRONCO ENERGY FUND, INC.
                          2920 N. SWAN ROAD, SUITE 206
                             TUCSON, ARIZONA, 85712

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY __, 2006

     The 2006 Annual Meeting of the Stockholders (the "ANNUAL MEETING") of Bronco Energy Fund, Inc., a Nevada corporation (the "COMPANY"), will be held on February __, 2006, at 10:00 a.m., at the 2920 N. Swan Road, Tucson, Arizona, 85712 for the following purposes, each of which is described more fully in the accompanying Information Statement:

1.   PROPOSAL NO. 1: To elect Stanley A.  Hirschman,  Daniel L. Hodges and Kevin
     M. Sherlock as a Class I Directors, all to hold office for a three-year term expiring in 2009, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

2. PROPOSAL NO. 2: To elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a two-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

3. PROPOSAL NO. 3: To elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a one-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

4. PROPOSAL NO. 4: To authorize and approve the Board's decision to withdraw the Company's election to be treated as a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act;

5. PROPOSAL NO. 5: To authorize and approve the Certificate of Amendment to create preferred stock by increasing the authorized number of shares of Capital Stock from 100,000,000 shares to 110,000,000 shares of which 10,000,000 shares are authorized as preferred stock, to be issued by class, with terms fixed by the Board of Directors;

6.   PROPOSAL NO. 6: To authorize and approve the Incentive Stock Option Plan;

7. PROPOSAL NO. 7:: To ratify the appointment by the Board of Directors of the Company (the "BOARD") of Epstein, Weber & Conover, P.L.C., Certified Public Accountants ("EPSTEIN WEBER") to serve as independent auditors for the fiscal year ended December 31, 2005;

8. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
     We are not asking you for a proxy. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect. The Board has fixed the close of business on January 10, 2006 as the record date (the "RECORD DATE") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held on the Record Date.

                                      By Order of the Board of Directors

                                      /s/ Daniel L. Hodges,
                                      Chairman
Tucson, Arizona
January 13, 2006
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.


--------------------------------------------------------------------------------

                            BRONCO ENERGY FUND, INC.
                          2920 N. SWAN ROAD, SUITE 206
                             TUCSON, ARIZONA, 85712

                              INFORMATION STATEMENT
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                FEBRUARY __, 2006

        QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

     You have been sent this Information Statement because Bronco Energy Fund, Inc. (the "COMPANY") is having an Annual Meeting to vote on the proposals described in this Information Statement (the "PROPOSALS"). You are invited to attend the Annual Meeting to vote in person on the Proposals. The Notice of Annual Meeting of Stockholders and this Information Statement are first being mailed to stockholders on or about February __, 2006.

WHO CAN VOTE AT THE ANNUAL MEETING?

     Only stockholders of record at the close of business on January 10, 2006 (the "RECORD DATE") will be entitled to vote at the Annual Meeting. As of the Record Date, there were 6,504,000 shares of Common Stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

    If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting.

WHAT AM I VOTING ON?

     There are seven matters scheduled for a vote at the Annual Meeting:

1.   PROPOSAL NO. 1: To elect Stanley A.  Hirschman,  Daniel L. Hodges and Kevin
     M. Sherlock as a Class I Directors, all to hold office for a three-year term expiring in 2009, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

2. PROPOSAL NO. 2: To elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a two-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

3. PROPOSAL NO. 3: To elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a one-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended;

4. PROPOSAL NO. 4: To authorize and approve the Board's action in withdrawing the Company's election to be treated as a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act;

5. PROPOSAL NO. 5: To authorize and approve the Certificate of Amendment to create preferred stock by increasing the authorized number of shares of Capital Stock from 100,000,000 shares to 110,000,000 shares of which 10,000,000 shares are authorized as preferred stock, to be issued by class, with terms fixed by the Board of Directors;

6.   PROPOSAL NO. 6: To authorize and approve the Incentive Stock Option Plan;

7. PROPOSAL NO. 7:: To ratify the appointment by the Board of Directors of the Company (the "BOARD") of Epstein, Weber & Conover, P.L.C., Certified Public Accountants ("EPSTEIN WEBER") to serve as independent auditors for the fiscal year ended December 31, 2005.

CONTINGENCY

     The approval of Proposal 5 and Proposal 6 are each contingent on the passage of Proposal 4. In the event that Proposal 4 does not pass, Proposals 5 and 6 will not be considered. The approval of the remaining proposals described in this Information Statement is independent from the approval of the other proposals described in this Information Statement.

HOW MANY VOTES DO I HAVE?

     On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock you own as of the Record Date.

HOW ARE VOTES COUNTED?

     Votes will be counted by the inspector of election appointed for the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

     A proposal will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common vote "FOR" the proposal.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the Annual Meeting. As of the Record Date, there were 6,504,000 shares of Common Stock outstanding and entitled to vote.

     Your shares will be counted towards the quorum only if you vote at the Annual Meeting. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

     Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

     Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published promptly after certification in a press release or current report on Form 8-K, as well as in the Company's Form 10-K for the year ending December 31, 2005.


                         REASONS FOR THE ANNUAL MEETING

     The Annual Meeting is being held in order to vote on several important proposals. Each proposal that will be presented at the Annual Meeting is described in greater detail below.

                        PROPOSALS NO. 1, NO. 2 AND NO. 3

              ELECTION OF CLASS I, CLASS II AND CLASS III DIRECTORS

BACKGROUND

     Pursuant to the Company's Amended and Restated Certificate of Incorporation and its ByLaws, the number of directors constituting the Board shall be fixed from time to time by resolution passed by a majority of the Board. The number of directors on the Board is currently fixed at nine. Directors are elected by class for a staggered term of three years for each class, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company. All of the current directors of the Company are being nominated for election.

     Class I Directors, Stanley A. Hirschman, Daniel L. Hodges (as Executive Chairman of the Board) and Kevin M. Sherlock, have been nominated for election to the Board for a three-year term expiring in 2009. Class II Directors, Daniel Baker, James Balserak and Phil E. Pearce, have been nominated for election to the Board for a two-year term expiring in 2008. Class III Directors, David P. Hinkins, James Marshall and Robert M. Smith, have been nominated for election to the Board for a one-year term expiring in 2007. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

INFORMATION REGARDING THE COMPANY'S DIRECTORS AND NOMINEES

     The names and certain information concerning the current directors and the person nominated by the Board to be elected as a Class I, Class II and Class III Directors of the Company at the Annual Meeting is set forth below.

     Messrs. Baker, Marshall and Sherlock are interested persons of the Company, as defined in the Investment Company Act, due to their positions as officers of the Company. Mr. Hodges is an interested person of the Company due to his beneficial stockholdings. Messers Balserak, Hinkins, Hirschman, Pearce and Smith are considered independent directors of the Company.

     INTERESTED DIRECTORS:

NAME AND YEAR FIRST APPOINTED      AGE                          BACKGROUND INFORMATION
DIRECTOR
------------------------------     ----      --------------------------------------------------------------
Dan Baker-- Class II Director         56     DAN BAKER was appointed director, president and chief
(2004)                                       operating officer for Bronco in December, 2004. Mr.Baker
                                             received  a  B.S.  in  Mining  Engineering  from  the
                                             University  of Utah  and  has  been  involved  in the
                                             mining industry in both management and production for
                                             more  than 33  years.  Most  recently,  he  served as
                                             President of C&P Coal Company in Salt Lake City,  was
                                             Executive  Vice  President of COSOL  Energy,  Inc. in
                                             Pittsburgh,  and also held various senior  management
                                             positions with PacifiCorp,  Interwest Mining Company.
                                             Mr.  Baker  is  a  member  of  the  National   Mining
                                             Association,   the  Utah  Mining   Association,   the
                                             American Institute of Mining Engineers, and the Rocky
                                             Mountain Coal Mining Institute.

Daniel L. Hodges-- Class I            39     DANIEL HODGES was appointed chairman of the board in February,
Director (2005)                              2005. Mr. Hodges was President and Chairman of Fidelis Energy,
                                             nc.  (OTCBB:   FDEI),  an  oil  and  gas  exploration
                                             company,  from 004 until May 2005.  Since  1997,  Mr.
                                             Hodges has been an instructor in the F-16 Fighter jet
                                             in Tucson,  Arizona.  From 2995 to 2002,  Mr.  Hodges
                                             took part in the formation and/or Public registration
                                             of  multiple   public   companies   as  an  investor.
                                             Privately,  Mr.  Hodges  has  been  involved  in real
                                             istate  developments and residential  subdivisions in
                                             Southern 1rizona since 1993.

                                             Mr.  Hodges  also  serves as  the  sole  officer  and
                                             director of the eollowing  reporting shell companies:

                                                   A  American  Frontiers  Marketing  Company;  Everyday
                                                   Assembly  Products,   Inc;   Fantastic   Financial
                                                   Corporation; Forgotten Investments Company; Private
                                                   Access, Inc; and Western Financial Corporation.


James Marshall-- Class III            61     JAMES MARSHALL was appointed treasurer and to the board in
Director (2004)                              December, 2004.  Mr. Marshall is a certified public accountant
                                             n the  state of  Arizona,  and has  previously  held

NAME AND YEAR FIRST APPOINTED      AGE                          BACKGROUND INFORMATION
           DIRECTOR


------------------------------     ----      --------------------------------------------------------------

                                             certificates irom Michigan, California,  Illinois and
                                             Florida.  Mr.  Marshall  is  president  of  James  C.
                                             Marshall,  CPA,  P.C.,  an  Arizona  based  CPA  firm
                                             located in Scottsdale,  AZ. He has held this position
                                             Since the firm was formed in 1985.  Mr.  Marshall  is
                                             also a member of Medtest,  L.L.C. and Racing Visions,
                                             L.L.C., two private companies located in Arizona.  He
                                             has  been  a  member  of  these   limited   liability
                                             companies  since  2002 and  2001,  respectively.  Mr.
                                             Marshall is a member of the AICPA,  performs  rudits,
                                             consulting  and tax  services  for his  clients.  Mr.
                                             Marshall  has  more  than  30  years  audit  and  tax
                                             experience  on a Mide  range of  public  and  private
                                             companies.

                                             Mr. Marshall also serves as a director of the following
                                             public  companies:

                                             o March  2004 to present: Fidelis Energy, Inc. a oil and
                                               gas company (chairman of the audit committee).

                                             o August 2005 to present:  REIT  Americas,  Inc., a real
                                               estate investment trust company.

Kevin M. Sherlock-- Class I           44    KEVIN SHERLOCK was appointed secretary and to the board in
Director (2004)                             December, 2004. Mr. Sherlock graduated from Florida State
                                            University in 1984 with a B.S. degree in Multinational
                                            Business Operations. In 1988, he received his Juris Doctorate from the Georgetown University Law Center. Mr. Sherlock is licensed to practice law in Washington D.C., Florida and
                                            Arizona. He began his legal career as an associate in
                                            Washington D.C. , with a practice area of aviation law,
                                            insurance defense litigation (including complex multi-district air-crash disaster litigation) and general corporate matters.
                                            Mr. Sherlock opened his solo practice in 1993, with a focus on small business mergers and acquisitions.


         INDEPENDENT DIRECTORS:


NAME AND YEAR FIRST APPOINTED      AGE                          BACKGROUND INFORMATION
DIRECTOR
------------------------------     ----      --------------------------------------------------------------

James Balserak, M.D.--                41     JAMES BALSERAK was appointed to the board in January, 2005.
Class II Director (2005)                    was appointed to the board in January, 2005.  Dr. Balserak is a general surgeon who is the senior practicing partner with the Southwest Surgery Associates, Ltd., in Tucson Arizona
                                            since 1996.  Dr. Balserak graduated from the U.S. Air Force
                                            School of Aerospace Medicine in 1989 and earned his doctorate of medicine from the Medical College of Virginia in 1990.  He completed residency training in General Surgery at the
                                            University of Arizona Health Sciences Center in 1995.  He also serves as an Assistant Clinical Professor of Surgery at the
                                            College of Medicine, University of Arizona from 1995 to
                                            present.   Dr. Balserak served as the Department Chairman of
                                            Surgery at Tucson Medical Center and is currently the Section
                                            Chief of General Surgery at Tucson Medical Center. He is a
                                            graduate of the United States Air Force Air War College.  Dr.
                                            Balserak was formerly the State Air Surgeon of the Arizona Air
                                            National Guard and is currently appointed as the 162nd Medical
                                            Group Commander of the Arizona Air National Guard.

David P. Hinkins-- Class III          52     DAVID HINKINS was appointed to the board in January, 2005. Mr.
Director (2005)                             Hinkins is currently the President of Industrial Electrical
                                            Motor Service, Inc., a position he has held from 1976 to the
                                            Present; he also serves as President of Industrial Mine
                                            Supply, Inc. a position he has held from 1988 to the present.
                                            Previously, Mr. Hinkins established Rainbow Glass Ranch, in
                                            Ferron, Utah in 1978; founded Coal Equipment Co., Inc. of
                                            Denver, Colo. in 1980: and he founded Generator Starter
                                            Service, Inc. in Aurora, Utah in 1982.  Presently, Mr. Hinkins
                                            is also serving on Board of Trustees of the College of Eastern
                                            Utah, the Utah State Racing Commission, and Board of Trustees
                                            of the Emery County Community Foundation.  He is also the
                                            President of ITT National Mining Council.

Stanley A. Hirschman.--               59     STANLEY  HIRSCHMAN  was  appointed  to the  board in  February,
Class I Director (2004)                     2005. Mr. Hirschman is President of CPointe  Associates,  Inc.,
                                            a Plano,  Texas executive  management and consulting firm which he founded in 1996 that  specializes in solutions for companies with emerging  technology-based  products. During the past five years,  he has also  served  the  following  public  companies:
                                            former  chairman of Mustang  Software and a former  director of
                                            Imaging Diagnostic  Systems,  Inc. and ObjectSoft  Corporation.
                                            While at Mustang  Software,  Mr. Hirschman took a hands-on role in the  planning  and  execution  of the  strategic  initiative
                                            resulting  in  the   acquisition  of  the  company  by  Quintus
                                            Corporation.   Prior  to  establishing  CPointe  Associates  in
                                            1996, he was vice president of operations,  Software Etc., Inc.
                                            (a public  company),  a 396-retail  store  software  chain.  He also  held  senior  executive  management  positions  with  the following  public  companies:  T.J. Maxx, Gap Stores and Banana
                                            Republic.



NAME AND YEAR FIRST APPOINTED      AGE                          BACKGROUND INFORMATION
DIRECTOR
------------------------------     ----      --------------------------------------------------------------
                                             Mr. Hirschman also serves as an independent  director
                                             of the following public companies:

                                             o        September 2000 to present:  Bravo Foods International
                                                      Corporation (chairman of the board).

                                             o        September    2004    to    present:    5G    Wireless
                                                      Communications,   Inc.,  a  communications  equipment
                                                      manufacturer.

                                             o        October 2004 to present:  GoldSpring,  Inc. a mineral
                                                      exploration company.

                                             o        May 2005 to  present:  Energy  &  Engine  Technology,
                                                      Inc., an auxiliary power unit manufacturer.

                                             Mr.  Hirschman  formerly  owned  a 1/2%  interest  in
                                             Redwood  Grove  Capital  Management,   which  is  the
                                             management  company for the Longview funds (which, on
                                             April 21, 2005 in connection  with the acquisition of
                                             the Columbia Mine,  provided the  $3,000,000  loan to
                                             Bronco Coal Company, which loan was guaranteed by the
                                             Company);  he relinquished  this interest on June 27,
                                             2005.  Mr.  Hirschman is active in community  affairs
                                             and  serves on the  Advisory  Board of the  Salvation
                                             Army Adult Rehabilitation Centers.

Phil E. Pearce-- Class II             76     PHIL PEARCE was appointed to the board in February,  2005.  Mr.
Director (2005)                             Pearce has been an independent  business  consultant  with Phil

                                            E. Pearce &  Associates  and  Chairman  of  Financial
                                            Express  Corporation  since 1990.  Prior to this, Mr.
                                            Pearce was senior  vice  president  and a director of
                                            E.F. Hutton (a public  company),  and was chairman of
                                            the board of governors of the National Association of
                                            Securities Dealers,  where he was closely involved in
                                            the formation of the NASDAQ Stock Market. He had also
                                            been a governor of the New York Stock  Exchange and a
                                            member  of the  Advisory  Council  to the  SEC on the
                                            Institutional Study of the Stock Markets.

                                            Mr. Pearce also serves as an independent  director of
                                            the following public companies:

                                            o        April   1997   to   present:   Bravo   Foods
                                                     International    Corporation,   a   beverage
                                                     licensing and branding company.


                                            o        December   2003   to   present:   Barrington
                                                     Science,   an  in-vitro  diagnostic  company
                                                     (chairman of the board).

                                            o        2001 to  present:  Preservation  Science,  a
                                                     preservatives manufacturing company.

                                            o        October   2004  to   present:   5G  Wireless
                                                     Communications,   Inc.,   a   communications
                                                     equipment manufacturer.


                                            Mr.  Pearce is a graduate of the  University of South
                                            Carolina and the Wharton School of Investment Banking
                                            at  the  University  of   Pennsylvania.   Mr.  Pearce
                                            formerly  owned  a 1/2%  interest  in  Redwood  Grove
                                            Capital  Management,  which is the management company
                                            for the Longview  funds (which,  on April 21, 2005 in
                                            connection with the acquisition of the Columbia Mine,
                                            provided the $3,000,000  loan to Bronco Coal Company,
                                            which  loan  was  guaranteed  by  the  Company);   he
                                            relinquished this interest on June 27, 2005.

Robert M. Smith-- Class III           77    Robert Smith was appointed to the board in February, 2005.
Director (2005)                             Mr. Smith is a retired electric utility executive and has been an energy industry  consultant  since 1990. From 1988
                                            to 1990,  Nr. Smith was the Executive  Vice President
                                            of Power  Supply at  Pacificorp.  Prior to that,  Mr.
                                            Smith was employed by Pacific Power and Light Company
                                            as Vice  President  of Human  Resources  from 1977 to
                                            1979, as Vice President of Construction  from 1979 to
                                            1982, as Vice President of Power Generation from 1982
                                            to 1985, and as Senior Vice President of Power Supply
                                            from 1985 to 1988.

VOTE REQUIRED

     Proposal No. 1 to elect Stanley A. Hirschman, Daniel L. Hodges (as Executive Chairman of the Board) and Kevin M. Sherlock as a Class I Directors to hold office for a three-year term expiring in 2009, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote "FOR" the proposal.

     Proposal No. 2 to elect Daniel Baker, James Balserak and Phil E. Pearce as a Class II Directors to hold office for a two-year term expiring in 2008, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote "FOR" the proposal.

     Proposal No. 3 to elect David P. Hinkins, James Marshall and Robert M. Smith as a Class III Directors to hold office for a one-year term expiring in 2007, or until their successors have been duly elected and qualified or until earlier death, resignation or removal, in accordance with the Company's bylaws, as amended, will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote "FOR" the proposal.

                                 PROPOSAL NO. 4

     APPROVAL OF THE BOARD'S ACTION TO WITHDRAW THE COMPANY'S ELECTION TO BE
                                TREATED AS A BDC

BACKGROUND

On December 21, 2004, Bronco Energy Fund elected to be regulated as a Business Development Company ("BDC") as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company was subject to the laws and regulations contained in the Investment Company Act of 1940. As a BDC, the Company became subject to significant regulation of its activities, as described below under "Investment Company Act Provisions Applicable to BDC's."

On May 23, 2005, the Board unanimously approved a proposal to withdraw the Company's election to be treated as a BDC as soon as practicable, so that it might again conduct business as a regular public company rather than as a BDC subject to the Investment Company Act.

On May 23, 2005, shareholders holding more then 80% of the Company's outstanding Capital Stock, executed "Written Consents of Shareholders", wherein they approved withdrawal of the Company's election to be treated as a BDC.

On September 2, 2005, the Company filed a Form N-54C notifying the Securities and Exchange Commission that, pursuant to the provisions of Section 54(c), it withdrew its election to be subject to Sections 55 through 65 of the Investment Company, effective as of the filing date.

On September 7, 2005, the Company filed a current report of Form 8K disclosing its reasons for withdrawal and providing disclosure regarding the loss to shareholders of the protections of the Investment Company Act provisions. The Company also disclosed that the election to withdraw the Company as a BDC under the Investment Company Act had resulted in a significant change in the Company's required method of accounting.

The Company is of the opinion that it qualified for the immediate withdrawal of its BDC election by virtue of fact that the Company has never made a public offering of its securities, did not and does not have more than 100 shareholders, and had approval from a majority in capital interest of the shareholders to the withdrawal, and that said withdrawal was effective as of September 2, 2005.

On September 8, 2005, the Securities and Exchange Commission Staff informed the Company of the SEC's Staff's belief that a consent of shareholders would still be required under section 58a of the Investment Act, "after" the filing of a Form 14C to be filed under the Securities And Exchange Act of 1934 (the 34'
Act), and therefore, in the SEC Staff's view, the Company's September 2, 2005, Form N-54C withdrawal was not effective, and the Company remained subject to Sections 55 through 65 of the Investment Company. The Staff has cited not authority for its view, and after consultation with independent securities counsel, Management believes its withdrawal as a BDC was effective on September 2, 2005.

However, in order avoid spending scare resources on this disagreement which for all intents and purposes is moot since management has the backing of 80% of the outstanding shares to deregulate, the Company has elected to bring this matter before a full meeting of shareholders for a further vote approving the Board's decision to cause the Company to elect to no longer be regulated as a Business Development Company. Upon adoption of resolutions supporting the Board's election to withdraw from BDC regulation, the Company will again file Form Notice N-54C to no longer be regulated as a BDC.

INVESTMENT COMPANY ACT PROVISIONS APPLICABLE TO BDC'S

     Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress;
(d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file a proper notice of election with the SEC.

     The Investment Company Act also imposes, among others, the following regulations on BDC's:

     A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

     A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

         The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

         A BDC's right to issue options, rights and warrants to purchase its stock is restricted;

     A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

     There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

     There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than "qualifying assets" unless, at the time the acquisition is made, such "qualifying assets" represent at least 70% of the value of the BDC's total assets. "Qualifying Assets" generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not "qualifying assets", but such investments may not exceed 30% of the BDC's total asset value at the time of such investment;

     A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

     A BDC is restricted in its ability to repurchase its shares directly from stockholders.

SHOULD SHAREHOLDERS NOT APPROVE OF THE BDC WITHDRAWAL

It is the opinion of the Company's board of directors that the costs of continuing as a BDC outweigh the advantages, given the current plan of business of the Company. Failure to change the Company's status from a regulated BDC may result in the following:

o The Company may be constrained in making future acquisitions.

o There is a greater probability that the Company will not be able to retain or attract senior management and directors.

LOSS TO SHAREHOLDERS OF INVESTMENT COMPANY ACT PROTECTIONS

     Upon the Company's withdrawal of its election to be treated as a BDC, the Company would no longer subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies. Specifically, our stockholders would no longer have the following protections of the Investment Company Act:

o Asset coverage ratio that is designed to protect stockholders' value by having security in an asset. Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%.

o Inability to change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act.

o Prohibition from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

o        Requirement  to  provide  and  maintain  a bond  issued by a  reputable
         fidelity   insurance   company  to  protect  us  against   larceny  and
         embezzlement.

o A majority of our directors must be persons who are not interested persons, as that term is defined in Section 56 of the 1940 Act.

o Loss of certain protections set forth in Section 57 of the 1940 Act, which requires, in part, the following:

         a. Transactions involving controlling or closely affiliated persons. It shall be unlawful for any person who is related to a business development company in a manner described in subsection (b) of this section, acting as principal--

                  1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

                  2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer);

                  3. knowingly to borrow money or other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS ss. 80a-21(b)] or section 62 [15 USCS ss. 80a-61]; or

                  4. knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

b.       Controlling or closely affiliated persons. The provisions of subsection
         (a) of this section shall apply to the following persons:

         1. Any director, officer, employee, or member of an advisory board of a business development company or any person (other than the business development company itself) who is, within the meaning of section 2(a)(3)(C) of this title [15 USCS ss. 80a-2(a)(3)(C)], an affiliated person of any such person specified in this paragraph.

         2. Any investment adviser or promoter of, general partner in, principal underwriter for, or person directly or indirectly either controlling, controlled by, or under common control with, a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company), or any person who is, within the meaning of section 2(a)(3)(C) or
                  (D) [15 USCS ss. 80a-2(a)(3)(C) or (D)], an affiliated person of any such person specified in this paragraph.

c. Exemption orders. Notwithstanding paragraphs (1), (2), and (3) of subsection (a), any person may file with the Commission an application for an order exempting a proposed transaction of the applicant from one or more provisions of such paragraphs. The Commission shall grant such application and issue such order of exemption if evidence establishes that--

         1. the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching of the business development company or its shareholders or partners on the part of any person concerned;

         2. the proposed transaction is consistent with the policy of the business development company as recited in the filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

         3. the proposed transaction is consistent with the general purposes of this title.

         d. Transactions involving noncontrolling shareholders or affiliated persons. It shall be unlawful for any person who is related to a business development company in the manner described in subsection (e) of this section and who is not subject to the prohibitions of subsection (a) of this section, acting as principal--

1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities;

2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer);

3. knowingly to borrow money or other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS ss. 80a-21(b)]; or

4. knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such affiliated person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such affiliated person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

e. Noncontrolling shareholders or affiliated persons; executive officer. The provisions of subsection (d) of this section shall apply to the following persons:

         1. Any person (A) who is, within the meaning of section 2(a)(3)(A) [15 USCS ss. 80a-2(a)(3)(A)], an affiliated person of a business development company, (B) who is an executive officer or a director of, or general partner in, any such affiliated person, or (C) who directly or indirectly either controls, is controlled by, or is under common control with, such affiliated person.

         2. Any person who is an affiliated person of a director, officer, employee, investment adviser, member of an advisory board or promoter of, principal underwriter for, general partner in, or an affiliated person of any person directly or indirectly either controlling or under common control with a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company).

                  For purposes of this subsection,  the term "executive officer"
              means the president, secretary, treasurer, any vice president in charge of a principal business function, and any other person who performs similar policymaking functions.

f. Approval of proposed transactions. Notwithstanding subsection (d) of this section, a person described in subsection (e) may engage in a proposed transaction described in subsection (d) if such proposed transaction is approved by the required majority (as defined in subsection (o)) of the directors of or general partners in the business development company on the basis that--

1. the terms thereof, including the consideration to be paid or received, are reasonable and fair to the shareholders or partners of the business development company and do not involve overreaching of such company or its shareholders or partners on the part of any person concerned;

2. the proposed transaction is consistent with the interests of the shareholders or partners of the business development company and is consistent with the policy of such company as recited in filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and

3. the directors or general partners record in their minutes and preserve in their records, for such periods as if such records were required to be maintained pursuant to section 31(a) [15 USCS ss. 80a-30(a)], a description of such transaction, their findings, the information or materials upon which their findings were based, and the basis therefor.

g. Transactions in the ordinary course of business. Notwithstanding subsection (a) or (d), a person may, in the ordinary course of business, sell to or purchase from any company merchandise or may enter into a lessor-lessee relationship with any person and furnish the services incident thereto.

h. Inquiry procedures. The directors of or general partners in any business development company shall adopt, and periodically review and update as appropriate, procedures reasonably designed to ensure that reasonable inquiry is made, prior to the consummation of any transaction in which such business development company or a company controlled by such business development company proposes to participate, with respect to the possible involvement in the transaction of persons described in subsections (b) and (e) of this section.

o The loss of protections set forth in Section 61 of the 1940 Act, which requires the following:

a.                         Exceptions   for   business    development   company.
                           Notwithstanding the exemption set forth in section 6(f) [15 USCS ss. 80a-6(f)], section 18 [15 USCS ss. 80a-18] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

1. The asset coverage requirements of section 18(a)(1)(A) and (B) [15 USCS ss. 80a-18(a)(1)(A),
                           (B)] applicable to business development companies shall be 200 per centum.

2.                         Notwithstanding    section   18(c)   [15   USCS   ss.
                           80a-18(c)], a business development company may issue more than one class of senior security representing indebtedness.

3.                         Notwithstanding    section   18(d)   [15   USCS   ss.
                           80a-18(d)]--

A. a business development company may issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if--

i. such warrants, options, or rights expire by their terms within ten years;

ii. such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed;

iii. the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and

iv. the proposal to issue such securities is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of such company and its shareholders or partners;

B. a business development company may issue, to its directors, officers, employees, and general partners, warrants, options, and rights to purchase voting securities of such company pursuant to an executive compensation plan, if--

         i. (I) in the case of warrants, options, or rights issued to any officer or employee of such business development company (including any officer or employee who is also a director of such company), such securities satisfy the conditions in clauses (i), (iii), and (iv) of subparagraph (A); or (II) in the case of warrants, options, or rights issued to any director of such business development company who is not also an officer or employee of such company, or to any general partner in such company, the proposal to issue such securities satisfies the conditions in clauses (i) and (iii) of subparagraph (A), is authorized by the shareholders or partners of such company, and is approved by order of the Commission, upon application, on the basis that the terms of the proposal are fair and reasonable and do not involve overreaching of such company or its shareholders or partners;

         ii. such securities are not transferable except for disposition by gift, will, or intestacy;

         iii. no investment adviser of such business development company receives any compensation described in paragraph (1) of section 205 of title II of this Act except to the extent permitted by clause (A) or (B) of that section; and

         iv.      such   business   development   company   does   not   have  a
                  profit-sharing plan described in section 57(n) [15 USCS ss. 80a-56(n)]; and

C. a business development company may issue warrants, options, or rights to subscribe to, convert to, or purchase voting securities not accompanied by securities, if--

i.                         such  warrants,   options,   or  rights  satisfy  the
                           conditions  in clauses (i) and (iii) of  subparagraph
                           (A); and

ii. the proposal to issue such warrants, options, or rights is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of the company and its shareholders or partners.

                           Notwithstanding this paragraph, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 25 per centum of the outstanding voting securities of the business development company, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such company's directors, officers, employees, and general partners pursuant to any executive compensation plan meeting the requirements of subparagraph (B) of this paragraph would exceed 15 per centum of the outstanding voting securities of such company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of such company

4. For purposes of measuring the asset coverage requirements of section 18(a) [15 USCS ss. 80a-18(a)], a senior security created by the guarantee by a business development company of indebtedness issued by another company shall be the amount of the maximum potential liability less the fair market value of the net unencumbered assets (plus the indebtedness which has been guaranteed) available in the borrowing company whose debts have been guaranteed, except that a guarantee issued by a business development company of indebtedness issued by a company which is a wholly-owned subsidiary of the business development company and is licensed as a small business investment company under the Small Business Investment Act of 1958 shall not be deemed to be a senior security of such business development company for purposes of section 18(a) [15 USCS ss. 80a-18(a)] if the amount of the indebtedness at the time of its issuance by the borrowing company is itself taken fully into account as a liability by such business development company, as if it were issued by such business development company, in determining whether such business development company, at that time, satisfies the asset coverage requirements of section 18(a) [15 USCS ss. 80a-18(a)].

b. Compliance. A business development company shall comply with the provisions of this section at the time it becomes subject to sections 55 through 65 [15 USCS ss. ss. 80a-54-80a-64], as if it were issuing a security of each class which it has outstanding at such time.

o Loss of the protections set forth in Section 63 of the 1940 Act, which requires the following:

                  Notwithstanding  the  exemption  set forth in section 6(f) [15
              USCS ss. 80a-6(f)], section 23 [15 USCS ss. 80a-23] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

1.                The   prohibitions   of   section   23(a)(2)   [15   USCS  ss.
                  80a-23(a)(2)] shall not apply to any company which (A) is a wholly-owned subsidiary of, or directly or indirectly controlled by, a business development company, and (B) immediately after the issuance of any of its securities for property other than cash or securities, will not be an investment company within the meaning of section 3(a) [15 USCS ss. 80a-3(a)].

2.                Notwithstanding  the  provisions of section 23(b) [15 USCS ss.
                  80a-23(b)], a business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if--

A. the holders of a majority of such business development company's outstanding voting securities, and the holders of a majority of such company's outstanding voting securities that are not affiliated persons of such company, approved such company's policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities;

B.                a required  majority (as defined in section 57(o) [15 USCS ss.
                  80a-56(o)]) of the directors of or general partners in such business development company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and

C. a required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

3. A business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock upon the exercise of any warrant, option, or right issued in accordance with section 61(a)(3) [15 USCS ss. 80a-60(a)(3)].

By withdrawing its election, the Company returns to a standard operating company with wholly owned subsidiaries. The Company will continue as a reporting public company and will continue to be subject to the Securities Exchange Act of 1934; however, it will no longer be subject to the 1940 Act.

REASONS FOR THE WITHDRAWAL OF THE COMPANY AS A BDC

Given the investment focus, asset mix, business and operations of the Company resulting from the implementation of its business plan, the Board believed that it was prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above. For example:

     Business Focus. As a result of the business plan, the nature of the Company's business is changing from simply being in the business of investing, reinvesting, owning, holding, or trading in investment securities in the coal and energy industry toward that of an operating resource company whose focus is on acquiring assets, controlling and managing business operations in the coal and energy industry. The Board believes that BDC regulation would be inappropriate for such activities.

     Issuance of Securities other than Common Stock. BDC's are limited or restricted as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company's net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain "asset coverage" tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company's investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means. The Board believes that it may be able to maximize shareholder value by having the ability to raise capital through various financing structures and means in order to make further acquisitions.

     Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC's to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company's Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

     Compensation of Executives. The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

     Related Party Transactions. The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC's, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation's best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company's directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (after full disclosure of all material facts regarding the transaction and the interested party's relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

     Eligible Investments. As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the "70% TEST"). Because of the limitations on the type of investments the Company may make, as well as the Company's total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

     Compliance Expense. The Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act. Management devotes considerable time to issues relating to compliance with the Investment Company Act and the Company incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on Investment Company Act compliance matters could be utilized more productively if devoted to the operation of the Company's business. The Board has determined that the costs of compliance with the Investment Company Act are substantial, especially when compared to the Company's relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

The Board believes that the above reasons indicate that the restrictions of the Investment Company Act would have the effect of dampening market interest in the Company and hindering its financial growth in the future. The Board determined that the most efficacious way to reduce these costs, improve profitability, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act, was to withdraw the Company's election to be treated as a BDC.

EFFECT OF ELECTION TO WITHDRAWAL AS A BDC ON THE COMPANY'S FINANCIAL STATEMENTS

With the withdrawal of the Company's election to be treated as a BDC, and it then becoming an operating company, the fundamental nature of the Company's business changes from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of operating businesses, with the goal of generating income from the operations of those businesses.

The election to withdraw the Company as a BDC under the Investment Company Act results in a significant change in the Company's required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC's to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company's intent with respect to the period of time it intends to hold the investment. As an operating company, the Company must consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDC's.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a "regular" corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of becoming an operating company.

OPERATING COMPANY

As an operating company, the Company (i) is not limited in the amount of excessive leverage that it could incur, (ii) is permitted to issue Restricted Stock, and (iii) is not limited in the amounts or types of compensation that it pays to executives.

STOCKHOLDER APPROVAL: VOTE REQUIRED

     Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.

     Proposal No. 4 (the authorization and approval of the Board to withdraw the Company's election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a "majority of the outstanding shares" of the Common Stock are voted "FOR" the proposal. Abstentions and broker non-votes will also have the same effect as votes "AGAINST" Proposal No. 4.

                                 PROPOSAL NO. 5

     APPROVAL OF THE CERTIFICATE OF AMENDMENT TO THE AMENDED THE CERTIFICATE OF INCORPORATION TO INCREASE THE CAPITAL STOCK TO AUTHORIZE 10,000,000
                            SHARES OF PREFERRED STOCK

CONTINGENCY

         Proposal No. 5 is contingent on the passage of Proposal No. 4. In the event that Proposal No. 4, Authorization to Withdraw the Company's Election to be Treated as a Business Development Company, does not receive approval by a "majority of the outstanding shares" of the Common Stock, Proposal No. 5 will not eligible for approval and will be withdrawn.

PREFERRED STOCK

     We propose to amend the articles of incorporation to allow the issuance of up to 10,000,000 shares of preferred stock, $.001 par value per share. The authorized preferred stock may, without action by our shareholders, be issued by the board of directors from time to time in one or more series for such consideration and with such class rights, privileges and preferences as the board may determine. Accordingly, the board has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation, preferences and conversion rights, and other rights and obligations, for any series of preferred stock issued in the future. It is not possible to state the actual effect of the authorization of additional preferred stock upon the rights of holders of the common stock until the board determines the specific rights of the holders of any additional series of preferred stock. The board's authority to issue preferred stock provides a convenient vehicle in connection with possible acquisitions and other corporate purposes.

BACKGROUND

     The Company is requesting stockholder approval of the Board's proposal to amend the Company's Certificate of Incorporation (the "CURRENT CERTIFICATE") to increase the authorized capital stock of the Company from 100,000,000 shares to 110,000,000 shares, of which 10,000,000 will be preferred shares. Assuming that this Proposal No. 5 is approved, the Company intends to file the certificate of amendment included as Appendix G to this Information Statement (the "CERTIFICATE OF AMENDMENT"). The Board has already approved the Certificate of Amendment and, assuming the approval of this Proposal No. 5 at the Annual Meeting, the Certificate of Amendment would become effective upon its filing with the Secretary of State of the State of Nevada.

     Upon the Certificate of Amendment of the Company, the Board would have the authority to designate and issue series of preferred stock up to a maximum of 10,000,000 shares of preferred stock.

PURPOSE OF THE PROPOSAL; NEED FOR STOCKHOLDER APPROVAL

     The Board has proposed the creation of a maximum of 10,000,000 shares of preferred stock because it believes that the available of preferred stock is in the best long-term and short-term interests of the Company and its stockholders. Because the increase in capital stock requires an amendment to the Company's certificate of incorporation, it must be approved by the Company's stockholders. The addition of preferred stock is designed to increase the options available to the Company in connection with possible acquisitions. If approved, the authorized preferred stock may, without action by our shareholders, be issued by the board of directors from time to time in one or more series for such consideration and with such relative rights, privileges, preferences and obligations as the board may determine. Accordingly, the board has the power to fix the dividend rate and to establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation, preferences and conversion rights, among other terms, for any series of preferred stock issued in the future. As of the date of this Information statement, the Company has no plans to issue any Preferred Stock. However, Preferred Stock can be customized with such rights, preferences and privileges as the Board may deem appropriate for any proper corporate purpose such as raising capital, establishing strategic relationships with other companies, and investing in new opportunities within the Company's target industries. Any such equity financing could have a dilutive effect on the voting power and shareholdings of current stockholders.

VOTE REQUIRED

     Proposal No. 5 (the authorization and approval of the Certificate of Amendment to increase the authorized capital stock to allow for a maximum of 10,000,000 shares of Preferred Stock) will be approved if a majority of the outstanding shares of Common Stock at the Annual Meeting are voted "FOR" the proposal.


PROPOSAL NO. 6

APPROVAL OF A NEW
STOCK OPTION AND RESTRICTED STOCK PLAN FOR THE COMPANY

CONTINGENCY

         Proposal No. 6 is contingent on the passage of Proposal No. 4. In the event that Proposal No. 4, Authorization to Withdraw the Company's Election to be Treated as a Business Development Company, does not receive approval by a "majority of the outstanding shares" of the Common Stock, Proposal No. 6 will not eligible for approval and will be withdrawn.

BACKGROUND

     The Company is requesting stockholder approval of the stock option plan and the restricted stock plan included as Appendix A to this Information Statement (the "PLAN"). The purpose of the New Plan is to advance the interests of the Company by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under the New Plan may qualify as incentive stock options ("ISOS"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The Stock Option Plan, as proposed, provides for the issuance of options ands grant of Restricted Stock, up to a maximum of ten million shares of Common Stock.

     Upon the approval of Proposal No. 6, the Board will be authorized to issue stock options and grants of restricted stock to participants in accordance with the terms of the Plan. The Company has not yet determined the amount of any options grants or Restricted Stock awards to be offered to any officers, employees, non-officer directors or consultants under the Plan.

     The Plan Administrator or Committee will determine the amount and features of the stock options or Restricted Stock, if any, to be awarded to participants. The Plan Committee will evaluate a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the Plan, including the recipient's current stock holdings, position with the Company, and other factors. The Plan Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee awards stock options and Restricted Stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

DESCRIPTION OF THE PLAN

     The following is a brief description of the material features of the New Plan. Such description is qualified in its entirety by reference to the full text of the Plan, which is attached to this Information Statement as Appendix A.

     PURPOSE. The purpose of the Plan is to advance the interests of the Company by providing key employees of the Company who have substantial responsibility for the direction and management of the Company, as well as certain directors, employees and consultants with additional incentives to exert their best efforts to increase their proprietary interest in the success of the Company, to reward outstanding performance, and to attract and retain persons of outstanding ability.

     AUTHORIZATION. The New Plan provides for the issuance of options and restricted stock up to a maximum total of ten million shares of Common Stock that.

     ADMINISTRATION. The New Plan will be administered by the Company's Board of Directors or by a Board appointed Plan Committee, which is comprised of at least two members of the Company's Board, each of whom shall (a) be a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); (b) be an "outside director" as the term is defined under Section 162(m) of the Code; and (c) be an independent director.

     The Plan Committee will interpret the Plan and, to the extent and in the manner contemplated in the Plan, will exercise the discretion reserved to it in the Plan. The decision of the Plan Committee on any interpretation of the Plan or administration thereof shall be final and binding with respect to the Company, any participant or any person claiming to have rights as, or on behalf of, any participant.

     PARTICIPANTS. The Plan Committee will determine and designate those officers, employees, non-officer directors and consultants of the Company who are eligible to participate in the Plan. The Plan Committee will also determine the number of options and shares of Restricted Stock to be awarded to each participant. In making these determinations, the Plan Committee will take into account the potential contributions of the participant to the success of the Company, and such other factors as the Plan Committee deems relevant to accomplish the purposes of the Plan.

     TERMS OF OPTIONS. Stock options are granted under the Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if the Company's stock price increases. The Plan Committee will determine the amount and features of the stock options, if any, to be awarded to participants. The Plan Committee will evaluate a number of criteria, including the present and potential contributions of such participant to the success of the Company, and such other factors as the Plan Committee shall deem relevant in connection with accomplishing the purposes of the Plan, including the participant's current stock holdings, position with the Company and other factors. The Plan Committee will not apply a formula assigning specific weights to any of these factors when making its determination. The Plan Committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the participant under consideration.

     EXERCISE OF OPTIONS. Options will be exercisable at a price equal to the fair market value of the shares at the time the option is granted, PROVIDED, HOWEVER, that the exercise price of any option that is intended to be treated as an ISO and that is granted to a holder of 10% or more of the Company's shares shall not be less than 110% of such current fair market value. The day on which the Company approves the granting of an option or the date specified in the Plan will be considered the date on which the option is granted. Options granted to different participants or at different times need not contain similar provisions. Each option will state the period or periods of time within which the option may be exercised by the participant, which may not exceed ten years from the date the option is granted and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company's shares, not more than five years.

     AWARDS OF RESTRICTED STOCK. Each award of Restricted Stock will contain a vesting schedule, which will set forth the times at which the participant will acquire a nonforfeitable right to the shares awarded to him or her. Shares that are not vested upon a participant's termination of employment with, or cessation of providing services to the Company shall be forfeited.

     EFFECT OF CHANGE IN SHARES SUBJECT TO THE NEW PLAN. If there is a change in the outstanding shares through the declaration of stock dividends, stock splits, or combinations or exchanges of shares, or otherwise, the number of shares available for option and awards of Restricted Stock and the shares subject to an option and the option prices shall be appropriately adjusted by the Plan Committee.

     AMENDMENT AND TERMINATION. The Board may amend or alter, suspend or discontinue the New Plan at any time. While the Board may seek stockholder approval of an action modifying a provision of the New Plan when deemed advisable, the Board may make certain modifications without stockholder approval (except with respect to the number of shares authorized for issuance under the New Plan). The Plan will terminate ten years from the date of its adoption by the Board.

     FEDERAL TAX CONSEQUENCES OF THE PLAN. The following is a summary of certain federal income tax consequences of transactions under the New Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or other tax consequences.

     NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified stock option under the New Plan will not result in the recognition of taxable income to the participant or in a deduction to the Company. In general, upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of common stock received upon the exercise of a non-qualified stock option is taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) to the participant.

     INCENTIVE STOCK OPTIONS. Generally, neither the grant nor the exercise of an incentive stock option will result in the recognition of taxable income by the participant. Rather, when the participant disposes of stock acquired upon exercise of an incentive stock option, the participant will recognize income in the amount of the excess of the amount realized upon disposition (if any) over the exercise price. This special tax treatment is available only if the participant does not dispose of the stock acquired upon the exercise of the incentive stock option before the later of the first anniversary of the date of exercise or the second anniversary of the date of the grant of the option. A disposition before that time is referred to as a "disqualifying disposition." If a participant effects a disqualifying disposition, he or she will generally have income taxable at ordinary rates equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and income taxable at capital gains rates on any amount realized on disposition in excess of the fair market value of the stock on the date of exercise. The Company is generally not entitled to any deduction in connection with the issuance or exercise of an incentive stock option. If, however, a participant effects a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the amount of income recognized by the participant that is taxable at ordinary income rates.

     RESTRICTED STOCK. The grant of an award of Restricted Stock will not result in the recognition of taxable income or in a deduction for the Company. Instead, when a participant becomes vested in shares of Restricted Stock, the participant generally will recognize income taxable at ordinary income rates in an amount equal to the fair market value of the stock on the date of vesting, and the Company will be entitled to a corresponding deduction. A participant may, however, make an election to include in income at the time of grant the fair market value of the Restricted Stock by making an election under section 83(b) of the Code within 30 days of the award of Restricted Stock. The Company will be entitled to a corresponding deduction. If the participant subsequently forfeits shares of Restricted Stock, he or she may not be entitled to claim a deduction or a loss.

     TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK. Options and Restricted Stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant.

VOTE REQUIRED

     Proposal No. 6 (the authorization and approval of the stock option and Restricted Stock components of the New Plan) will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote "FOR" the proposal.


                                 PROPOSAL NO. 7

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

BACKGROUND

     As previously reported in the current report on Form 8-K filed by the Company with the SEC on May 5, 2005, Robison, Hill & Co., informed the Company on April 21, 2005 that the client-auditor relationship between it and the Company would cease due to possible future conflict of interests. Robison, Hill & Co.'s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     As a result of Robison, Hill & Co.'s resignation, on April 21, 2005, the Company, upon the approval and recommendation of the Audit Committee (which consisted solely of directors who are not "interested persons" of the Company), engaged Epstein, Weber & Conover, P.L.C. to serve as the Company's independent accountants. Prior to this engagement, Epstein Weber had not performed any services on behalf of the Company or been consulted in respect of the Company. Epstein Weber has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

     The Company expects that a representative of Epstein Weber will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. The Company does not expect that a representative of Epstein Weber will be present and available at the Annual Meeting to respond to questions.

VOTE REQUIRED

     Proposal No. 7 (the ratification of the appointment by the Board of Epstein Weber to serve as independent auditors) will be approved if a majority of the total votes properly cast in person at the Annual Meeting by the holders of Common Stock vote "FOR" the proposal.

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004(1), 2003 AND 2002

     The following are aggregate fees billed to the Company by its independent auditors for work performed in 2004), 2003 and 2002:


                    FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                       DECEMBER 31,                DECEMBER 31, 2003              DECEMBER 31, 2002
                         2004(1)
                     -----------------              ----------------              ------------------
Audit Fees          $             9000             $               --             $                 --
Audit-Related
Fees                $                --                             --                               --
Tax Fees                             --                             --                               --
All Other Fees                       --             $               --             $                 --
                     -----------------              ----------------              ------------------
                    $            9,000             $               --             $                 --
                     -----------------              ----------------              ------------------


--------------------------------------------------------------------------------





(1) Information regarding the fees paid by, or billed to, the Company for the year ended 2004, 2003 and 2002 are based on services provided by Robison Hill & Co.


     AUDIT FEES. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent accountants in connection with statutory and regulatory filings.

     AUDIT-RELATED FEES. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "AUDIT FEES." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

     TAX FEES. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

     ALL OTHER FEES. All other fees would include fees for products and services other than the services reported above.

AUDIT COMMITTEE

     As of May 5, 2005, the members of the Audit Committee approved and recommended that the Company engage Epstein Weber as independent accountants to succeed Robison Hill as the Company's independent accountants. The Audit Committee operates pursuant to a charter approved by the Board, which is attached to this Information Statement as Appendix B (the "AUDIT COMMITTEE CHARTER"). As of January 10, 2006, the members of the Company's Audit Committee consisted of Phil Pearce and Stan Hirschman.




ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of January 10, 2006 by: (i) each current director and nominee for director; (ii) all executive officers and current directors of the Company as a group; and (iii) all stockholders known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock or Preferred Stock. The information in this table is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below, and is based on 6,504,000 outstanding shares of common stock outstanding.

                                                                                 AMOUNT AND NATURE
                ]                                                                  OF BENEFICIAL
TITLE OF CLASS               NAME AND ADDRESS OF BENEFICIAL OWNER                    OWNERSHIP      PERCENT OF CLASS
---------------- -------------------------------------------------------------   ----------------   ------------------
Common Stock     Dan R. Baker                                                            0                0%
                 President and Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     James Marshall                                                          0                0%
                 Treasurer and Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     Kevin M. Sherlock                                                       0                0%
                 Secretary and Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     Daniel L. Hodges                                                  3,000,000 (1)        46.1%
                 Director, Executive Chairman of the Board
                 2920 N. Swan, #206
                 Tucson, AZ 8571

Common Stock     James C. Balserak                                                       0                0%
                 Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     David P. Hinkins                                                        0                0%
                 Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     Stanley A. Hirschman                                                    0                0%
                 Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     Phil E. Pearce                                                          0                0%
                 Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     Robert M. Smith                                                         0                0%
                 Director
                 2920 N. Swan, #206
                 Tucson, AZ 85712

Common Stock     All directors and executive officers                                3,000,000          46.1%
                 as a group (13 persons)



                 Persons holding 5% or more:                                         2,000,000          30.7%
                 3D Intel, Inc.

                 Steve Robson                                                         750,000           11.5%

------
(1) Includes all 3,000,000 shares held by Joshua & Grace Investments, LLC. [GRAPHIC OMITTED]

     The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in section 2(a)(9) of the Investment Company Act of 1940. The Company does not have an investment advisor.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

         The Board has five committees: an Audit Committee, a Corporate Governance Committee, an Investment Committee, a Nominating Committee and a Compensation Committee. The committees operate pursuant to a charter. The charter of each committee is included as an appendix to this Information Statement and is available without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712.

     Below is a description of each committee of the Board. Each of the committees described below has authority to engage legal counsel or other
experts   or   consultants,   as  it  deems   appropriate   to  carry   out  its
responsibilities.

1. Audit Committee.

     The Company's Audit Committee currently consists of Phil E. Pearce and Stanley A. Hirschman, both being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Hirschman has been designated the Audit Committee's "financial expert" in compliance with Item 401(e) of Regulation S-B. The Company had three meetings of this committee in 2005.

     The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Company's board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of the Company's independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risks, and legal and ethical programs, and
(iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-K.

     The Company's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

2. Compensation Committee.

     The Company's Compensation Committee consists of James Balserak, David Hinkins and Stan Hirschman, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing the Company's compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had one meeting of this committee in 2005.

3. Corporate Governance Committee.

     The members of the Company's Governance Committee are Jim Marshall, James Balserak and Phil Pearce, two of which are independent directors. The Governance Committee provides guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of director's responsibilities relating to good governance and management. The Company had one meeting of this committee in 2005.

4. Investment Committee.

     The members of the Company's Investment Committee are David Hinkins and Robert Smith, independent directors. The Investment Committee has responsibility with respect to reviewing and overseeing the Company's contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of the Company's investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had one meeting of this committee in 2005.

5. Nominating Committee.

     The members of the Company's Nominating Committee are James Balserak and Robert Smith, both independent directors. The Nominating Committee has responsibility to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors; (f) annually evaluate the performance and function of this Nominating Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms; and (h) annually, review and update its own charter for consideration by the board of directors. The Company had one meeting of this committee in 2005.

     There are no specific, minimum qualifications that must be met by a Nominating Committee recommended nominee for a position on the Company's board of directors. In addition, there are no specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company's directors to possess.

     The nominating committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. The Company's board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to the Company's Secretary, Don Kevin Sherlock.

     The nominating committee's process for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

     The nominees for director were recommended to the nominating committee by Messrs. Baker, Hodges, and Sherlock. The board of directors of the Company recommends a vote FOR election of the director nominees.

VERIFICATION OF INDEPENDENT DIRECTORS

     A resolution has been adopted and a policy for determination of Directors independence has been established. Our independent directors have proclaimed and established themselves as independent via the following proclamation as established by the Independence Charter, including:

o within the last five (5) years, has not received more than $50,000 per year in direct compensation from the Corporation or any of its affiliates other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
o within the last five (5) years, has not been affiliated with or employed by any independent audit firm presently acting as auditor of the Corporation or an affiliate of the Corporation or having acted as such an auditor during the previous 5 years;
o within the past five (5) years, has had no personal service relationships and has not been affiliated with an organization that has had a personal service relationship with the Corporation, or with a member of the Corporation's senior management;
o within the past (5) years, has not accepted any fee or compensation from the Corporation other than director's fees and compensation;
o within the last five (5) years, has not had any material business relationship (such as commercial, industrial, consulting, legal, or accounting) with the Corporation for which the Corporation has been required to make disclosure under Regulation S-K of the Securities and Exchange Commission; and;
o within the past five (5) years, has not been part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee or a committee of a similar nature of another company that concurrently employs the director.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2005, the total number of meetings of the board of directors held was five. None of the incumbent directors of the Company attended less than 75% of the total meetings.

     The Company does not have a policy with regard to board members' attendance at annual meetings. The Company did not have an annual meeting last year.

COMMUNICATIONS TO THE BOARD OF DIRECTORS

     The Company's board of directors does provide a process for security holders to send communications to the board of directors. Security holders can send communications to the Company's Secretary, Kevin Sherlock; such communications will then be forwarded to the rest of the board of directors for review and discussion.

SUMMARY COMPENSATION TABLE. The following table sets forth information with respect to compensation we paid for the years ended December 31, 2005, 2004, and 2003, for services of Dan Baker, our Chief Executive Officer, and James Marshall, our Treasurer, and Kevin Sherlock, our Secretary. We have not paid any other current executive officer in excess of $100,000 (including salaries and benefits) during the years ended December 31, 2004, 2003 or 2002.

                      Annual Compensation                 Long-Term Compensation  Awards
                      Year      Salary ($)   Bonus ($)    Other      Annual  Restricted       Securities
                                                          Compensation ($)   Stock            Underlying   Options
                                                                             Award(s)($)      SARs (#)
Dan Baker             2005      60,000*      -0-          -0-                -0-              -0-
                      2004      -0-          -0-          -0-                -0-              -0-
                      2003      -0-          -0-          -0-                -0-              -0-

James Marshall        2005      36,000*      -0-          -0-                -0-              -0-
                      2004      -0-          -0-          -0-                -0-              -0-
                      2003      -0-          -0-          -0-                -0-              -0-

Kevin Sherlock        2005      36,000*      -0-          -0-                -0-              -0-
                      2004      -0-          -0-          -0-                -0-              -0-
                      2003      -0-          -0-          -0-                -0-              -0-

* Year 2005 salary figure based on employment contract.

EMPLOYMENT CONTRACTS AND TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     We have an employment contract with Dan Baker, our President, for a salary in the amount of $60,000 per year. We have an employment contract with James Marshall, our Treasurer, for a salary in the amount of $36,000 per year. We have an employment contract with Kevin Sherlock, our Secretary, for a salary in the amount of $36,000 per year. We have no other employment contracts or commitments. These officer salaries are contingent on the Company having the cash flow and/or cash reserves to meet its operating expenses. The Company does not have any other employment agreements in place.

INDEMNIFICATION AGREEMENTS

     There are no indemnification agreements known to management which have been entered into by the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    On January 4, 2005, the Company authorized the issuance of a total of 4,300,000 shares of common stock to a total of nine directors for services rendered. Also on January 4, 2005, the Company authorized the issuance of options for a total of 4,300,000 shares of common stock, exercisable at $0.01 per share, to a total of nine directors, for services rendered. On February 9, 2005, the Company authorized the issuance of options for a total of 900,000 shares of common stock, exercisable at $0.01 per share to three directors, for services rendered. Also on February 9, 2004, the Company authorized the issuance of a total of 900,000 shares of common stock to three directors for services rendered. During the first half of 2005, four directors exercised their options and acquired 300,000 shares each at $0.01 per share. The share and option issuances to directors were initially approved on December 16, 2004 by the Company's majority shareholders and board of directors, prior to the Company's filing to become a BDC. Certificates for these shares and options were issued to the individuals after the Company filed its election to be regulated as a BDC. All such stock and option issuances were rescinded in November 2005 at the request of the Board of Directors.

     Prior to becoming a Business Development Company, Bronco Energy Fund issued, on December 16, 2004, a promissory note in the amount of $150,000 to its then president, Daniel Hodges, in return for Mr. Hodges tendering his resignation effective December 16, 2004, and for him returning for cancellation his 800,000 shares of common stock of the Company, then representing 80% control of the Company.

    The terms of the note  provided  Mr.  Hodges  with the option to convert the note into common stock in the event that the Company filed a Form 1-E. On January 24, 2005, the Company did file a Form 1-E. Mr. Hodges assigned the note to his children's trust investment arm, Joshua & Grace Investments, LLC, which subsequently converted the note in the Form 1-E offering on February 8, 2005, at the rate of $0.05 per share, resulting in 3,000,000 shares being issued to said trust, then representing approximately 57% of the Company's outstanding common stock of the issuance.

    On February, 9, 2005, Mr. Hodges was appointed to the Board of Directors of the Company and Chairman. The $150,000 obligation, since it was incurred prior to the company's election to be regulated as a BDC, constituted a valid and binding contractual obligation of the Company at the time of BDC election and thereafter. The Company believes that the subsequent satisfaction of this binding obligation during the Company's tenure as a regulated BDC did not require an approval of shareholders and did not violate other rules and regulations under which a BDC must operate, since it was merely the performance of a pre-existing obligation and no modifications were made in the terms of the convertible note. The Company has imposed a standard restrictive legend on these shares, which precludes their distribution or sale except in compliance with applicable securities laws.

    Prior to becoming a BDC, the Company entered into a consulting agreement with 3D Intel, Inc. 3D Intel, Inc., located in Austin, Texas, is controlled by its president, Alan Lomax. The consulting agreement provided for 3D Intel to advise and assist Bronco Energy Fund in the general administrative function of managing the document process in electing to become a Business Development Company regulated under the Investment Company Act of 1940. The consulting work was completed and the contract was memorialized on December 21, 2004. Thereafter, the Company filed its election to be treated as a BDC.

    The contract required payment of $100,000, as consideration for the consulting services rendered. This obligation was evidenced by a promissory note which was issued effective December 21, 2004, prior to the Company becoming a BDC, in the amount of $100,000. The note by its terms was convertible into common stock of the Company at the rate of $0.05 per share, for a total of 2,000,000 shares. On February 8, 2005, 3D converted the note into 2,000,000 shares of the Company's common stock.

     The $100,000 obligation, since it was incurred prior to the company's election to be regulated as a BDC, constituted a valid and binding contractual obligation of the Company at the time of BDC election and thereafter. The Company believes that the subsequent satisfaction of this binding obligation during the Company's tenure as a regulated BDC did not require an approval of shareholders and did not violate other rules and regulations under which a BDC must operate, since it was merely the performance of a pre-existing obligation and no modifications were made in the terms of the convertible note. The Company has imposed a standard restrictive legend on these shares, which precludes their distribution or sale except in compliance with applicable securities laws.

    After becoming a BDC, the Company entered into a separate consulting agreement with 3D Intel, Inc. This consulting agreement provided that 3D Intel advise and assist Bronco Energy Fund in the creation and construction of a Coal Mining Roll-Up Business Plan which encompassed financial models and economic support documentation.

    The consulting work was completed and the contract was memorialized on April 2, 2005. The contract required payment of consideration of $100,000 to be evidenced by a promissory note in the amount of $100,000. The terms of the note provided that it was convertible into common stock of the Company at the rate of $0.50 per share, for a total of 200,000 shares. This note was converted by 3D Intel on April 15, 2005 into 200,000 shares of the Company's stock.

    After a review of these transactions, the Board became concerned that the issuance of restricted common stock to the consultant might not have complied with the rules and regulations of the 40 Act. In November, 2005, the Company canceled these 3D Intel conversion shares, in a reversal of the conversion transaction and reinstated the amount of the 3D Intel note as an obligation of the Company.

    On May 31, 2005, Bronco Coal Co. (an Arizona corporation), a wholly owned subsidiary of Bronco Energy Fund, Inc., entered into a contract for the purchase of C&P Coal Corporation (a Utah corporation) ("C&P") from its sole shareholder, Brent Davies. Dan Baker, president of Bronco Energy Fund, was also the president of C&P Coal Corporation, but had no financial interest in C&P and never received any compensation from C&P. Mr. Baker provided full disclosure to the Board that he has been the president of C&P Coal Corporation, and that he had been active in pursuing the Emery mine acquisition on behalf of C&P. Mr. Baker confirmed that he has no stock interest in C&P, and has never received any salary or compensation for his services to C&P. Mr. Baker has also represented that he will not receive any compensation from C&P or its sole shareholder as a result of the acquisition.

    C&P has no current operations, no tangible assets and no liabilities. C&P's only asset is its claim as a plaintiff in an action in Federal Court in Utah against Consolidation Coal Company, CNX Land Resources, Inc. and their parent corporation, CONSOL Energy, Inc. C&P has alleged, among other things, that the defendants breached a contract, breached covenants of good faith and fair dealing, were unjustly enriched and tortuously interfered with Plaintiff's contractual interests. C&P has alleged that a contract was formed for it to acquire the Emery Mine located in Emery and Sevier Counties, Utah from defendants for $15,000,000. Additionally, C&P has alleged that a contract was formed granting it rights to sell certain inventory of coal from the Emery Mine Purchase Contract. C&P has requested, among other remedies, specific performance of the terms of the acquisition of the Emery Mine. The lawsuit is currently in the discovery phase. The deposition of Brett Harvey, CEO of defendant CONSOL Energy took place on December 21, 2005. Factual discovery is scheduled to close by April 30, 2006 and expert discovery is scheduled to close by June 30, 2006. There can be no assurances as to whether their will be any recovery in this lawsuit.

    The acquisition by Bronco Coal Co. of C&P was paid for by Bronco Coal Co.'s issuance of a note which calls for payment to the sole stockholder of C&P (Brent Davies) of $500,000, due and payable 60 days after a successful conclusion of the lawsuit, which is defined as either execution of an acceptable final settlement agreement or a final judgment in plaintiff's favor, in either case which provides for either a payment of not less than $1,000,000 to C&P, or the acquisition of the Emery Mine. In the event that there is no successful conclusion to the lawsuit, the sole shareholder of C&P is to receive $500,000 worth of common stock of Bronco Energy Fund, Inc., in full payment for 100% of the C&P shares.

    The Company has engaged in no transactions with the directors or executive officers other than as described above or in the notes to the financial statements.

CODE OF ETHICS

     The Company has adopted a Code of Ethics in accordance with the requirements of Investment Company Act that applies to all the directors and officers of the Company and is attached to this Information Statement as Appendix H. A copy of the Code of Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712..

CODE OF BUSINESS CONDUCT AND ETHICS

     Each executive officer and director of the Company is subject to the Company's Code of Business Conduct and Ethics which was adopted by the Board and is attached to this Information Statement as Appendix I. A copy of the Code of Business Conduct and Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board generally, or to such specific director or directors individually, at: c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

INVESTMENT ADVISOR, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

     The Company does not presently engage, and does not intend to engage, the services of an investment advisor or administrator, and it does not currently have any arrangement with a principal underwriter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) during fiscal 2005, and certain written representations from executive officers and directors, the Company is aware of the following required reports that have not been timely filed: (a) Form 3 from the appointment as a director for the following: Dan Baker, James Marshall; Kevin Sherlock; James Balserak, Brian Delfs, David Hinkins, Robert Hipple, Robert Smith; John Sylvester; Daniel Hodges; George Gregor, Stanley Hirshman and Phil Pearce.


ANNUAL REPORT

     The Company will furnish, without charge, a copy of the Company's most recent annual report on Form 10-K to any stockholder that requests a copy. Requests for the annual report should be directed to the Company's Corporate Secretary at 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712, phone: (520) 319-6102.

INCORPORATION BY REFERENCE

     SEC rules and regulations allow the Company to "incorporate by reference" information that the Company files with the SEC, which means that the Company can disclose important information to you by referring you to documents previously filed with the SEC. Accordingly, this Information Statement incorporates by reference all information required by Item 13(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended, that is contained in Bronco's annual report on Form 10-K for the year ended December 31, 2004, the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2005 and the Company's Form 8K filed on January 10, 2006, which set forth important information about the Company and the Company's financial condition that is not otherwise set forth in this Information Statement. For your convenience, a copy of the Company's annual report on Form 10-K for the year ended December 31, 2004 has been included with this Information Statement. Additional copies are available at the SEC's website at http://www.sec.gov or by contacting the Company's Corporate Secretary via mail at c/o Corporate Secretary, Bronco Energy Fund, Inc., 2920 N. Swan Road, Suite 206, Tucson, Arizona, 85712 or via telephone at (520) 319-6102.


OTHER MATTERS

     The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.


                                       By Order of the Board of Directors
                                       /s/
                                       DANIEL L. HODGES
                                       Chairman and Chief Executive Officer


January 13, 2006



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


                                                                      APPENDIX A

                            BRONCO ENERGY FUND, INC.

                             2006 STOCK OPTION PLAN

                                    ARTICLE I

                               GENERAL PROVISIONS

         1.       PURPOSE

                  This 2006 Stock Option Plan is intended to promote the interests of BRONCO ENERGY FUND, INC. (the "Corporation") and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under this Plan may qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         Capitalized terms used herein have the meanings ascribed to such terms in Section 6 of this Article I.

         2.       STRUCTURE OF THE PLAN

                  The Plan is divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. The provisions of Articles I and IV of the Plan apply to both the Option Grant Program and the Stock Issuance Program and accordingly govern the interests of all individuals in the Plan.

         3.       ADMINISTRATION OF THE PLAN

                  (a) The Board shall administer the Plan. The Board at any time may appoint a committee and delegate to such committee some or all of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of such committee may serve for such period of time as the Board determines and will be subject to removal by the Board at any time. The Board at any time may terminate the functions of such committee and reassume all powers and authority previously delegated to such committee. In the event that a committee is appointed to administer the Plan, the committee (the "Committee") shall be comprised of at least two (2) members of the Company's Board of Directors ("Board") who each shall (a) be a "non-employee director," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by "non-employee directors" is not then required for transactions under the Plan to be exempt from the requirements of Rule 16b, and (b) be an "outside director" as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by "outside directors" to qualify for tax deductibility under Section 162(m) of the Code.

                  (b) The Plan Administrator will have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator will be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

         4.       OPTION GRANTS AND SHARE ISSUANCES

                  (a) The persons eligible to receive option grants pursuant to the Option Grant Program (each an "Optionee") and/or share issuances under the Stock Issuance Program (each a "Participant") are limited to the following:

                           (1) key employees (including officers and directors) of the Corporation (or its Parent or Subsidiary corporations, if any) who render services that contribute to the success and growth of the Corporation (or its Parent or Subsidiary corporations), or that reasonably may be anticipated to contribute to the future success and growth of the Corporation (or its Parent or Subsidiary corporations);

                           (2) the non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary corporations; and

                           (3) those consultants or independent contractors who provide valuable services to the Corporation (or its Parent or Subsidiary corporations, if any).

                  (b) Except as otherwise provided herein, the Plan Administrator will have full authority to determine: (I) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (II) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

                  (c) The Plan Administrator will have the absolute discretion either to grant options in accordance with Article II of the Plan or to effect share issuances in accordance with Article III of the Plan.

         5.       STOCK SUBJECT TO THE PLAN

                  (a) The stock issuable under the Plan will be shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Common Stock"). The maximum number of shares that may be issued over the term of the Plan may not exceed ten million (10,000,000) shares of Common Stock. The total number of shares issuable under the Plan is subject to adjustment from time to time in accordance with the provisions of Section 5(c).

                  (b) Shares subject to (I) the portion of one or more outstanding options that are not exercised or surrendered prior to expiration or termination and (II) outstanding options canceled in accordance with the cancellation/regrant provisions of Section 5 of Article II will be available for subsequent option grants or stock issuances under the Plan. Shares issued under either the Option Grant Program or the Stock Issuance Program (whether as vested or unvested shares) that are repurchased by the Corporation will not be available for subsequent option grants or stock issuances under the Plan.

                  (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (I) the aggregate number and/or class of shares issuable under the Plan and (II) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator will be final, binding and conclusive.

                  (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

                  (e) It is the intention of the Corporation that, if any of the Corporation's equity securities are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), this Plan comply in all respects with Rule 16b-3 under the 1934 Act. If any Plan provision is later found not to be in compliance with such Section, the provision will be deemed null and void, and in all events the Plan Administrator will construe the Plan in favor of meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16(b) of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants.

        6.        DEFINITIONS

                  The following definitions apply to the respective capitalized terms used herein:

                  Board means the Board of Directors of Bronco Energy Fund, Inc.

                  Code means the Internal Revenue Code of 1986, as amended.

                  Corporation   means  Bronco   Energy  Fund,   Inc.,  a  Nevada
                  corporation.

                  Corporate Transaction means one or more of the following transactions:

                  (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation;

                  (b) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

                  (c) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

                  (d) means the acquisition of fifty percent (50%) or more of the Corporation's outstanding voting stock by a person or group of related persons other than the Corporation, a person that directly or indirectly controls, is controlled by or is under common control with the Corporation, or any existing shareholder of the Corporation as of the date of the adoption of the Plan by such shareholders.

                  Employee means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations. An optionee will be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  Exercise  Date means the date on which  written  notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such exercise must be effected pursuant to a stock purchase agreement incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under the option.

                  Fair Market Value of a share of Common Stock on any relevant date will be determined in accordance with the following provisions:

                  (a) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subsections (b) and (c) below will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value will be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems appropriate under the circumstances.

                  (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value will be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist will be determinative of Fair Market Value.

                  (c) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value will be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  Incentive Option means an incentive stock option that satisfies the requirements of Section 422 of the Code.

                  Non-Statutory Option means an option not intended to meet the statutory requirements prescribed for an Incentive Option.

                  Parent corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the
Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expect to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                Plan means this Bronco Energy Fund, Inc. 2006 Stock Option Plan.

                  Plan Administrator means the Board or a committee thereof, to the extent such committee is responsible for plan administration in accordance with Article I, Section 3.

                  Service means the performance of services for the Corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation) or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant, the purchase agreement evidencing the purchased option shares or the issuance agreement evidencing any direct stock issuance. An optionee will be deemed to remain in Service for so long as such individual renders services to the Corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation) or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                  Subsidiary corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  Ten Percent Shareholder means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

                                   ARTICLE II

                              OPTION GRANT PROGRAM

         1.       TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Plan must be authorized by action of the Plan Administrator and, at the discretion of the Plan Administrator, may be either Incentive Options or Non-Statutory Options. Each granted option must be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, that each such instrument must comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option will be subject to the applicable provisions of Section 2 of this Article II.

                  (a) Option Price.

                           (1) The  option  price per share will be fixed by the
Plan Administrator.

                           (2) The option price will be immediately due upon exercise of the option, and subject to the provisions of Article IV,
         Section 2, will be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                                    (A) in shares of  Common  Stock  held by the
                  optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (B)  through a special  sale and  remittance
                  procedure pursuant to which the Optionee is to (I) provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

                  (b) Term and Exercise of Options. Each option granted under the Plan will be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. No option granted under the Plan, however, will have a term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                  (c) Termination of Service.

                           (1) Should the Optionee cease to remain in Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under the Plan, then except to the extent otherwise provided pursuant to Section 5 of this Article II, each such option will remain exercisable for the limited period of time (not to exceed twelve (12) months after the date of such cessation of Service) specified by the Plan Administrator in the option agreement. In no event, however, will any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option will terminate and cease to be exercisable.

                           (2) Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution. The maximum number of shares for which such option may be exercised will be limited to the number of shares (if any) for which the option is exercisable on the date of the Optionee's cessation of Service. Any such exercise of the option must be effected prior to the earlier of the first anniversary of the date of the Optionee's death or the specified expiration date of the option term. Upon the occurrence of either such event, the option will terminate and cease to be exercisable.

                           (3) Notwithstanding subsections (1) and (2) above, the Plan Administrator will have discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the limited period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Service not occurred.

                           (4) Notwithstanding any provision of this Article II or any other provision of this Plan to the contrary, any options granted under this Plan will terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or consulting agreement with the Corporation, the term "cause" will have the meaning given that term in such employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such agreement does not define the term "cause," the term "cause" means: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (I) an act materially in conflict with the financial interests of the Corporation, (II) an act that could substantially damage the reputation or customer relations of the Corporation, (III) an act that could subject the Corporation to material liability, (IV) an act constituting sexual harassment or other violation of the civil rights of coworkers, (V) failure to obey any lawful instruction of the Board or any officer of the Corporation, and
         (VI) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option will be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this section.

                  (d) Shareholder Rights. An Optionee will have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee has exercised the option and paid the option price.

                  (e) Repurchase Rights. The shares of Common Stock issued under the Plan may be subject to certain repurchase rights of the Corporation in accordance with the following provisions:

                           (1)  (A)  The  Plan   Administrator   will  have  the
                  discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service while the optionee is holding such unvested shares, the Corporation will have the right to repurchase, at the option price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of such shares. Except as set forth herein, the terms and conditions upon which such repurchase right will be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) will be established by the Plan Administrator and set forth in an instrument evidencing such right.

                                    (B) The repurchase  right may be assigned to
                  any person or entity selected by the Corporation, including one or more of the Corporation's shareholders. If the selected assignee is other than a Parent or Subsidiary corporation (or in the event of a Corporate Transaction of any immediate successor corporation to the Corporation), then the assignee must make a cash payment to the Corporation, upon the assignment of the repurchase right, in an amount equal to the amount by which the aggregate Fair Market Value of the unvested shares at the time subject to the assigned right exceeds the aggregate repurchase price payable for such unvested shares.

                                    (C)  Upon  the  occurrence  of  a  Corporate
                  Transaction, all outstanding repurchase rights under the Plan will terminate as of the effectiveness of the Corporate Transaction and the shares subject to such rights will vest immediately in full; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                           (2) Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation will have a right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal will be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions established by the Plan Administrator and set forth in the instrument evidencing such right.

         2.       INCENTIVE OPTIONS

                  The terms and conditions specified below will be applicable to all Incentive Options granted under the Plan. Incentive Options may be granted only to individuals who are Employees. Options that are specifically designated as Non-Statutory Options when issued under the Plan will not be subject to the following terms and conditions.

                  (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option in no event may be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share may not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

                  (b) Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year may not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws will be applied on the basis of the order in which such options are granted.

                  (c) Option Term for Ten Percent Shareholder. No option granted to a Ten Percent Shareholder may have a term in excess of five (5) years from the grant date.

                  Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan will be applicable to the Incentive Options granted hereunder.

         3.       CORPORATE TRANSACTION

                  (a) In connection with any Corporate Transaction, where the Corporation is not the surviving entity of a Corporate Transaction, all outstanding options under the Plan will accelerate so that each or any such option, immediately prior to the specified effective date for such Corporate Transaction, will become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for each or any outstanding option either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereto.

                  (b) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in a Corporate Transaction, or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option, immediately after such Corporate Transaction, will be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share, provided the aggregate option price payable for such securities or other property will remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction will be appropriately adjusted.

                  (b) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction will remain subject to the applicable dollar limitation of subsection 2(b) of this Article II.

                  (c) The grant of options under this Plan will in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.       CANCELLATION AND NEW GRANT OF OPTIONS

                  The Plan Administrator will have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive
Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

         5.       EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator will have full power and authority to extend (either at the time the option is granted or at any time that the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, may such option be exercisable after the specified expiration date of the option term.


                                   ARTICLE III

                             STOCK ISSUANCE PROGRAM

         1.       TERMS AND CONDITIONS OF STOCK ISSUANCES

                  Shares of Common Stock will be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance must be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article III.

                  (a) Issue Price.

                           (1) Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of the issued shares.

                           (2) Shares may be issued under the Plan for such consideration as the Plan Administrator shall from time to time determine, provided that in no event may shares be issued for consideration other than:

                                    (A)   cash   or   check   payable   to   the
Corporation,

                                    (B)  a  promissory  note  in  favor  of  the
                  Corporation, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify, or

                                    (C) services rendered.

                  (b)      Vesting Schedule.

                           (1) In the discretion of the Plan Administrator, the interest of a Participant in the shares of Common Stock issued to such Participant under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4) below. Except as otherwise provided in subsection (b)(2), the Participant may not transfer any issued shares in which such Participant does not have a vested interest. Accordingly, all unvested shares issued under the Plan must bear the restrictive legend specified in Article IV, Section 1, until such legend is removed in accordance with such section. Regardless of whether or not a Participant's interest in such shares is vested, such Participant will be entitled to exercise all the rights of a shareholder with respect to the shares of Common Stock issued to Participant hereunder, including the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) that the holder of unvested Common Stock may have the right to receive with respect to such unvested shares by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration therefore will be issued subject to (I) the same vesting requirements under subsection (b)(4) applicable to the unvested Common Stock, and (II) such escrow arrangements as the Plan Administrator deems appropriate.

                           (2) As used in this Article III, the term "transfer" includes (without limitation) any sale, pledge, encumbrance, gift or other disposition of such shares. A Participant will have the right to make a gift of unvested shares acquired under the Stock Issuance Program to Participant's spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the donee of such shares delivers to the Corporation, at the time of such donee's acquisition of the gifted shares, a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement executed by the Participant.

                           (3) Should the Participant cease Service for any reason while Participant's interest in the Common Stock remains unvested, then the Corporation will have the right to repurchase, at the original purchase price paid by the Participant, all or (at the discretion of the Corporation and with the consent of the Participant) any portion of the shares in which the Participant is not at the time vested, and the Participant will thereafter cease to have any further shareholder rights with respect to the repurchased shares, and any dividends or distributions made as set forth in subsection (b)(1) above may be recovered by the Corporation pursuant to the applicable escrow terms.

                           (4) Any shares of Common Stock issued under the Stock Issuance Program that are not vested at the time of such issuance will vest in one or more installments thereafter. The elements of the vesting schedule, specifically, the performance or service objectives to be completed or achieved, the number of installments in which the shares are to vest, the interval or intervals (if any) that are to lapse between installments and the effect that death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, will be determined by the Plan Administrator and specified in the Issuance Agreement.

                           (5) No shares of Common Stock or other assets may be issued or delivered under this Plan unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there has been compliance with all applicable requirements of Federal and state law or of any regulatory bodies having jurisdiction over such issuance and delivery, and any securities exchange on which stock of the same class is then listed.

                  (c) Right of First Refusal. The Plan Administrator may also in its discretion establish as a term and condition of the issuance of one or more shares of Common Stock under the Stock Issuance Program that the Corporation will have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other mode of transfer) of one or more shares of such Common Stock. Such right of first refusal will be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument evidencing such right.

         2.       CORPORATE TRANSACTION

                  Upon the occurrence of a Corporate Transaction, all or any outstanding repurchase rights under this Article III of the Plan will terminate and the shares subject to such rights will vest immediately in full; provided, however, that in lieu of such acceleration the Plan Administrator may arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                                   ARTICLE IV

                                  MISCELLANEOUS

         1. STOCK LEGENDS.

                  Each certificate representing shares of Common Stock (or other
securities)   issued  pursuant  to  the  Plan  will  bear  restrictive   legends
substantially as follows:

                  (1) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The shares may not be sold, offered for sale, pledged or hypothecated without (I) an effective registration statement for the shares under said Act and laws,
                           (II) an opinion of counsel satisfactory to the Corporation that such registration is not required with respect to such sale or offer, or (III) the Corporation is otherwise satisfied, in its sole discretion, that such registration is not required."

                  (2) "This certificate and the shares represented hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of written agreements between the Company and the registered holder of the shares (or the predecessor in interest to the shares). Upon written request, the Company will furnish without charge a copy of such agreements to the holder hereof."

         2.       LOANS

                  (a) The Plan Administrator, in its discretion, may assist any Optionee or Participant (including an Optionee or Participant who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by:

         (1) authorizing the extension of a loan from the Corporation to such Optionee or Participant, or

         (2) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

                  (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment applicable thereto) will be established by the Plan Administrator. Loans or installment payments must be secured by a pledge to the Corporation the purchased shares of Common Stock, but such arrangements otherwise may be made with or without other security or collateral; provided, that any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each Optionee or Participant may not exceed the sum of (I) the aggregate option price or purchase price payable for the purchased shares (less the par value of such shares rounded up to the nearest whole cent) plus (II) any Federal and/or state income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

                  (c) The Plan Administrator, in its discretion, may determine that one or more loans extended under the financial assistance program may be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board deems appropriate.

         3.       AMENDMENT OF THE PLAN AND AWARDS

                  (a) The Board will have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, that no such amendment or modification may adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to (I) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article I, Section 5(c)), (II) materially increase the benefits accruing to individuals who participate in the Plan, or
(III) materially modify the eligibility requirements for participation in the Plan.

                  (b) Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which in both instances are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until the Corporation's shareholders approve an amendment that sufficiently increases the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess stock option grants or direct stock issuances are made, then any unexercised options representing such excess will terminate and cease to be exercisable and the Corporation will promptly refund to the Optionees and Participants the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) thereon for the period the shares were held in escrow.

         4.       EFFECTIVE DATE AND TERM OF PLAN

                  (a) The Plan will become effective when adopted by the Board, but no option granted under the Plan will become exercisable, and no shares will be issuable under the Stock Issuance Program, unless and until the Plan has been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan will terminate, and no further options may be granted and no shares may be issued under the Stock Issuance Program. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

                  (b) The Plan will terminate upon the earlier of (I) ten years after the adoption of the Plan or (II) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise of options granted under Article II or the issuance of shares under
Article III. If the date of termination is determined under clause (I) above, then no options outstanding on such date under Article II and no shares issued and outstanding on such date under Article III will be affected by the termination of the Plan, and such securities will thereafter continue to have force and effect in accordance with the provisions of the Plan and the stock option agreements evidencing such Article II options and the stock purchase agreements evidencing the issuance of such Article III shares.

         5.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan will be used for general corporate purposes.

         6.       WITHHOLDING

                  The Corporation's obligation to deliver shares upon the exercise of any options granted under Article II or upon the purchase of any shares issued under Article III is subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         7.       REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder is subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.


*       *        *        *        *        *       *        *                *

                                                                      APPENDIX B

The Board of Directors (the "BOARD") of Bronco Energy Fund, Inc. (the "COMPANY") has adopted the following Charter (the "CHARTER") of the Audit Committee (the "COMMITTEE"). This Charter should be interpreted in the context of all applicable laws, rules and regulations, the Company's certificate of incorporation and bylaws, each as amended from time to time, and all other corporate governance documents adopted by the Board. This Charter is subject to modification from time to time by the Board as the Board may deem appropriate in the best interests of the Company or as required by applicable laws, rules or regulations.

                            BRONCO ENERGY FUND, INC.
                             AUDIT COMMITTEE CHARTER

POLICY

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall: a Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

1.       Review  and   evaluate  the  audit   procedures   and  results  of  the
         Corporation's independent auditor and general auditor.

2.       Approve, engage and terminate the independent auditor.

3.       Review  and  evaluate   the   independent   auditor's   qualifications,
         performance and independence.

4. Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders.

5. Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation.

6. Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

7. At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.



ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the general auditor and with the independent auditor. Half of the members of the audit committee shall be a quorum to transact business.


QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under guidelines established from time to time by the Board of Directors and its Nominating Committee. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the rules promulgated by the Securities and Exchange Commission and the various exchanges on which the stock of the Corporation is listed and traded from time to time.

INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporations' hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

INTERNAL AUDIT

The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:


1. Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees.

2. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

3. Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

4. Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

5. Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

6. Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer.

7. Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

8 Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.

                                                                      APPENDIX C

                            BRONCO ENERGY FUND, INC.
                       GUIDELINES FOR CORPORATE GOVERNANCE

BOARD OF DIRECTOR FUNCTIONS

 The board of directors shall:

o        Review and approve strategic plans to enhance stockholder value;
o        Review corporate performance;
o        Oversee  and  evaluate   management's  systems  for  internal  control,
         financial reporting and public disclosure;
o        Establish corporate governance standards;
o        Oversee and evaluate senior management performance and compensation;
o Plan for effective succession of the chief executive officer and senior management;
o        Be apprised of relations with stockholders;
o        Set a tone for a  climate  of  corporate  trust and  confidence;
o        Set standards for director qualification;
o        Set standards for director  orientation  and  continuing  education;
o        Undertake an annual performance evaluation of the board of directors.

EXECUTIVE SESSIONS OF THE BOARD OF DIRECTORS

Annually, the board of directors shall hold at least two (2) executive sessions without management and the chief executive officer and in addition, at least two
(2) executive sessions with the chief executive officer present, but without senior management, The Chairman of the Governance Committee shall preside at the executive sessions of the board of directors.

COMPANY COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

Any employee, officer or other interested party who has an interest in communicating with non-management members of the board of directors may do so by directing the communication to the Chairman of the Governance Committee, The Chairman of the Governance Committee is the presiding director for non-management sessions of the board of directors. Directors have full and free access to officers and employees of the Corporation. Any meetings or contacts that a director wishes to initiate may be arranged through the chief executive officer or the secretary or directly by the director. Directors should use their judgment to ensure that any such contact is not disruptive to the business operations of the Corporation.

DIRECTOR RESPONSIBILITY

Directors must exercise sound business judgment and act in what they reasonably believe to be the best interests of the Company and its stockholders. In discharging this obligation, directors may reasonably rely on the honesty and integrity of The Corporation's management as well as that of its general auditor and independent auditor.

The Corporation will purchase reasonable directors' and officers' liability insurance for the benefit of its board of directors and management. In addition, directors and management shall be entitled to reasonable indemnification to the fullest extent permitted by the law of the State of Nevada and By-laws of the Corporation.

In order to effectively oversee the management of the Corporation, all directors are expected to attend meetings of the board of directors and meetings of committees of the board of directors of which they are members. Directors who attended less than seventy-five percent (75%) of meetings of the board of directors and meetings of committees of the board of directors of which they are members for two (2) consecutive years will not be eligible for nomination to the board of directors. Directors are expected to be prepared for these meetings and to be able to devote the time required. Information and data that are important to the understanding of the business to be conducted at a board of directors or committee meeting will generally be distributed in advance of the meeting.

In order to maintain independence for members of the Audit Committee, members of the Audit Committee may not directly or indirectly receive fees or other compensation for services as a consultant, legal advisor or financial advisor, regardless of the amount. Due to the Audit Committee's time commitment and responsibilities, Audit Committee members may receive reasonable fees and compensation that are greater than those paid to other directors.

BOARD OF DIRECTORS COMMITTEES

The board of directors will maintain an Audit Committee, a Compensation Committee, a Nominating Committee, and Investment Committee, Governance
Committee, and such other committees as it determines appropriate. A majority all of the members of the Audit Committee, Compensation Committee, Investment Committee, Nominating Committee and Governance Committee shall be independent directors under the criteria establish by Board from time to time.

EXCLUSIVE COMMITTEE AUTHORITY

The board of directors and each committee shall have the power to engage independent legal, financial or other advisors as it may deem necessary, without consulting or obtaining the approval of the board of directors or management of the Corporation in advance. The Audit Committee shall have exclusive authority to engage and terminate the Corporation's independent auditor. The Audit Committee shall also pre-approve all engagements of the public auditor for all non-audit services. Fees paid to the public auditor for non-audit services should not exceed the sum of the fees paid for audit and audit-related services. The Nominating Committee shall have exclusive authority to engage and terminate any consultant or search firm utilized to identify or recruit director candidates and to nominate directors for election by stockholders. The Compensation Committee shall have exclusive authority to set the compensation of the chief executive officer and senior management.

CRISIS MANAGEMENT

The board of directors shall be proactive in the context of any governance, compliance or business crisis affecting The Corporation. The board of directors will work with management and any outside advisors in order to assess a crisis situation and choose a proper course of action. The board of directors will use its best efforts to maintain and preserve the value, integrity and control of the Corporation.

                                                                      APPENDIX D

                            BRONCO ENERGY FUND, INC.
                          INVESTMENT COMMITTEE CHARTER

POLICY

The Investment Committee shall adopt standard procedures which shall be utilized by the Investment Committee in its analysis of potential investments using such calculations and criteria as the Investment Committee determines necessary to judge each investment in light of factors of safety, security, return, risk, and its appropriateness to the investment criteria presently in place. The Investment Committee shall adopt an investment analysis tool and a due diligence checklist to provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing potential investments. In discharging its responsibilities, the Investment Committee shall serve as an independent and objective party to monitor the Corporation's proposed investments.

                                                                      APPENDIX E

                            BRONCO ENERGY FUND, INC.
                         COMPENSATION COMMITTEE CHARTER



         The Compensation Committee shall be governed by and charged with responsibility to do the following:

o Consider and authorize the compensation philosophy for the personnel of the Corporation;

o Review and evaluate chief executive officer and senior management performance, in light of goals and objectives set by the Committee that include the Corporation's performance and return to stockholders;

o Annually review and approve perquisites for the chief executive officer and senior management;

o Set the chief executive officer's and senior managements compensation based upon performance;

o Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management;

o Consider and approve the report of the Committee for inclusion in any proxy statement or information statement or annual report;

o Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity based plans;

o        Administer incentive, deferred compensation, and equity based plans;

o Annually review and update this charter for consideration by the board of directors;

o Annually evaluate performance and function of the Compensation and Organization Committee;

o Report the matters considered and actions taken by the Compensation Committee to the board of directors.

                                                                      APPENDIX F

                            BRONCO ENERGY FUND, INC.
                          NOMINATING COMMITTEE CHARTER

         The Nominating Committee shall be governed by and charged with responsibility to do the following:

          1. actively seek individuals qualified to become members of the board of directors;


         2. from time to time recommend individuals for appointment as directors by the board of directors;

         3. set the number of directors that shall constitute the whole board of directors;

         4. nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders;

         5.       evaluate director compensation;

         6. recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

         7.       annually   evaluate  the  performance  and  function  of  this
                  Nominating Committee;

         8. acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms and

         9. annually, review and update its own charter for consideration by the board of directors.

                                                                      APPENDIX G

                         CERTIFICATE OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                            BRONCO ENERGY FUND, INC.

I, Dan Baker, certify that:

1. The name of the corporation is Bronco Energy Fund, Inc.

2. The original articles of the Company were filed with the Office of the Secretary of State on June 19, 1997.

3. By majority vote of the Shareholders and the Board of Directors, the Company hereby adopts the following amendments to its Articles of Incorporation:


     Article FOURTH of the Articles of Incorporation is amended to read:

         That the total number of authorized capital stock of the corporation that may be issued by the Corporation is: One Hundred Million shares of Common Stock (100,000,000) with a par value of $.001, and Ten Million shares of Preferred Stock (10,000,000) with a par value of $.001. Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. The Preferred Stock may be divided into separate series, with the designation of such Preferred Stock to be determined from time to time by the Board of Directors and filed, by Certificate of Designation, with the State of Nevada.



     IN WITNESS WHEREOF, Bronco Energy Fund, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer this ? day of ? , 2006.


By:__________________
         Dan Baker
         President

                                                                      APPENDIX H

                            BRONCO ENERGY FUND, INC.
                                 CODE OF ETHICS

         1. Act with honesty and integrity; avoid actual or apparent conflicts of interest in personal and professional relationships.

         2. Provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable.

         3. Comply with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.

         4. Act in good faith, with due care, competence and diligence,  without
misrepresenting   material  facts  or  allowing   independent   judgment  to  be
subordinated.

         5. Respect the confidentiality of information acquired in the course of employment.

         6. Share knowledge and maintain skills necessary and relevant to the Corporation's needs.

         7.   Proactively   promote  ethical  and  honest  behavior  within  the
Corporation's environment.

         8. Assure responsible use of and control of all assets, resources and information of the Corporation.

                                                                      APPENDIX I

                            BRONCO ENERGY FUND, INC.

                       CODE OF ETHICS AND BUSINESS CONDUCT
                                       FOR
                        OFFICERS, DIRECTORS AND EMPLOYEES
                                       OF
                            BRONCO ENERGY FUND, INC.

1. TREAT IN AN ETHICAL MANNER THOSE TO WHOM THE COMPANY. HAS AN OBLIGATION.

The officers, directors and employees of BRONCO ENERGY FUND, INC. (the "Company") are committed to honesty, just management, fairness, providing a safe and healthy environment free from the fear of retribution, and respecting the dignity due everyone. For the communities in which we live and work we are committed to observe sound environmental business practices and to act as concerned and responsible neighbors, reflecting all aspects of good citizenship.

For our shareholders we are committed to pursuing sound growth and earnings objectives and to exercising prudence in the use of our assets and resources.

For our suppliers and partners we are committed to fair competition and the sense of responsibility required of a good customer and teammate.

2. PROMOTE A POSITIVE WORK ENVIRONMENT.

All employees want and deserve a workplace where they feel respected, satisfied, and appreciated. We respect cultural diversity and will not tolerate harassment or discrimination of any kind -- especially involving race, color, religion, gender, age, national origin, disability, and veteran or marital status.

Providing an environment that supports honesty, integrity, respect, trust, responsibility, and citizenship permits us the opportunity to achieve excellence in our workplace. While everyone who works for the Company must contribute to the creation and maintenance of such an environment, our executives and management personnel assume special responsibility for fostering a work environment that is free from the fear of retribution and will bring out the best in all of us. Supervisors must be careful in words and conduct to avoid placing, or seeming to place, pressure on subordinates that could cause them to deviate from acceptable ethical behavior.

3. PROTECT YOURSELF, YOUR FELLOW EMPLOYEES, AND THE WORLD WE LIVE IN.

We are committed to providing a drug-free, safe and healthy work environment, and to observing environmentally sound business practices. We will strive, at a minimum, to do no harm and where possible, to make the communities in which we work a better place to live. Each of us is responsible for compliance with environmental, health and safety laws and regulations.

4. KEEP ACCURATE AND COMPLETE RECORDS.

We must maintain accurate and complete Company records. Transactions between the Company and outside individuals and organizations must be promptly and accurately entered in our books in accordance with generally accepted accounting practices and principles. No one should rationalize or even consider misrepresenting facts or falsifying records. It will not be tolerated and will result in disciplinary action.

5. OBEY THE LAW.

We will conduct our business in accordance with all applicable laws and regulations. Compliance with the law does not comprise our entire ethical responsibility. Rather, it is a. minimum, absolutely essential condition for performance of our duties. In conducting business, we shall:

A.       STRICTLY ADHERE TO ALL ANTITRUST LAWS.

         Officer, directors and employees must strictly adhere to all antitrust laws. Such laws exist in the United States and in many other countries where the Company may conduct business. These laws prohibit practices in restraint of trade such as price fixing and boycotting suppliers or customers. They also bar pricing intended to run a competitor out of business; disparaging, misrepresenting, or harassing a competitor; stealing trade secrets; bribery; and kickbacks.


B.       STRICTLY COMPLY WITH ALL SECURITIES LAWS.

         In our role as a publicly owned company, we must always be alert to and comply with the security laws and regulations of the United States and other countries.

i. DO NOT ENGAGE IN SPECULATIVE OR INSIDER TRADING.

                  Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling company stock while in the possession of material, non-public information concerning the Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information. To avoid even the appearance of impropriety, Company policy also prohibits officers, directors and employees from trading options on the open market in Company stock under any circumstances.

                  Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigationby the government, the trade will be viewed after-the-fact with the benefit of hindsight. Consequently, officers, directors and employees should always carefully consider how their trades would look from this perspective.

                  Two simple rules can help protect you in this area: (1) Do not use nonpublic information for personal gain. (2) Do not pass along such information to someone else who has no need to know.

                  This  guidance  also  applies  to  the   securities  of  other
                  companies for which you receive information in the course of your employment at The Company .

ii. BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS.

                  As a public company, the Company must be fair and accurate in all reports filed with the United States Securities and Exchange Commission. Officers, directors and management of the Company are responsible for ensuring that all reports are filed in a timely manner and that they fairly present the financial condition and operating results of the Company.

                  Securities laws are vigorously enforced. Violations may result in severe penalties including forced sales of parts of the business and significant fines against the Company. There may also be sanctions against individual employees including substantial fines and prison sentences.

                  The principal executive officer and principal financial Officer will certify to the accuracy of reports filed with the SEC in accordance with the Sarbanes-Oxley Act of 2002. Officers and Directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

6.       AVOID CONFLICTS OF INTEREST.

Our officers, directors and employees have an obligation to give their complete loyalty to the best interests of the Company. They should avoid any action that may involve, or may appear to involve, a conflict of interest with the Company. Officers, directors and employees should not have any financial or other business relationships with suppliers, customers or competitors that might impair, or even appear to impair, the independence of any judgment they may need to make on behalf of the Company.

HERE ARE SOME WAYS A CONFLICT OF INTEREST COULD ARISE:


o Employment by a competitor, or potential competitor, regardless of the nature of the employment, while employed by the Company.
o Acceptance of gifts, payment, or services from those seeking to do business with the Company. o Placement of business with a firm owned or controlled by an officer, director or employee or his/her family.
o Ownership of, or substantial interest in, a company that is a competitor, client or supplier. o Acting as a consultant to the Company, a customer, client or supplier. o Seeking the services or advice of an accountant or attorney who has provided services to the Company.


Officers, directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and the Company. Disclosure of any potential conflict is the key to remaining in full compliance with this policy.

1. COMPETE ETHICALLY AND FAIRLY FOR BUSINESS OPPORTUNITIES.

We must comply with the laws and regulations that pertain to the acquisition of goods and services. We will compete fairly and ethically for all business opportunities. In circumstances where there is reason to believe that the release or receipt of non-public information is unauthorized, do not attempt to obtain and do not accept such information from any source.

If you are involved in Company transactions, you must be certain that all statements, communications, and representations are accurate and truthful.

2. AVOID ILLEGAL AND QUESTIONABLE GIFTS OR FAVORS.

The sale and marketing of our products and services should always be free from even the perception that favorable treatment was sought, received, or given in exchange for the furnishing or receipt of business courtesies. Officers, directors and employees of the Company will neither give nor accept business courtesies that constitute, or could be reasonably perceived as constituting, unfair business inducements or that would violate law, regulation or policies of the Company, or could cause embarrassment to or reflect negatively on the Company's reputation.

3.       MAINTAIN THE INTEGRITY OF CONSULTANTS, AGENTS, AND REPRESENTATIVES.

Business integrity is a key standard for the selection and retention of those who represent the Company. Agents, representatives and consultants must certify their willingness to comply with the Company's policies and procedures and must never be retained to circumvent our values and principles. Paying bribes or kickbacks, engaging in industrial espionage, obtaining the proprietary data of a third party without authority, or gaining inside information or influence are just a few examples of what could give us an unfair competitive advantage and could result in violations of law.

4.       PROTECT PROPRIETARY INFORMATION.

Proprietary Company information may not be disclosed to anyone without proper authorization. Keep proprietary documents protected and secure. In the course of normal business activities, suppliers, customers and competitors may sometimes divulge to you information that is proprietary to their business. Respect these confidences.

5. OBTAIN AND USE COMPANY ASSETS WISELY.

Personal use of Company property must always be in accordance with corporate policy. Proper use of Company property, information resources, material, facilities and equipment is your responsibility. Use and maintain these assets with the utmost care and respect, guarding against waste and abuse, and never borrow or remove Company property without management's permission.

6. FOLLOW THE LAW AND USE COMMON SENSE IN POLITIC CONTRIBUTIONS AND ACTIVITIES.

The Company encourages its employees to become involved in civic affairs and to participate in the political process. Employees must understand, however, that their involvement and participation must be on an individual basis, on their own time and at their own expense. In the United States, federal law prohibits corporations from donating corporate funds, goods, or services, directly or indirectly, to candidates for federal offices -- this includes employees' work time. Local and state laws also govern political contributions and activities as they apply to their respective jurisdictions.

7. BOARD COMMITTEES.

The Company shall establish an Audit Committee empowered to enforce this Code of Ethics. The Audit Committee will report to the Board of Directors at least once each year regarding the general effectiveness of the Company's Code of Ethics, the Company's controls and reporting procedures and the Company's business conduct.

8. DISCIPLINARY MEASURES.

The Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline. Violations of the Code shall be promptly reported to the Audit Committee. Pursuant to procedures adopted by it, the Audit Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee or agent of the Company who has so violated the Code.

The disciplinary measures, which may be invoked at the discretion of the Audit Committee, include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment and restitution.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing such as (i) persons who fail to use reasonable care to detect a violation, (ii) persons who if requested to divulge information withhold material information regarding a violation, and (iii) supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.



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